Exhibit 2.1

Business Number E0622352006 - 3 Filed in the O f fice of Secretary of State State Of Nevada Filing Number 20170372178 - 78 Filed On 08/30/2017 Number of Pages 2

( PROFIT ) INITIAL/ANNUAL LIST OF OFFICERS AND DIRECTORS OF: ENTITY NUMBER I M _ o _ N _ s _ T _ E _ R _ o _ H _ o _ L _ o _ 1 _ N _ G s _ c _ o _ R _ P _ . -------------------- - ------- - I Eo6223s2006 - 3 Nevada Secretary of State List Profit AP Revised: 3 - 28 - 14 TITLE(S) DIRECTOR NAME I RONALD E HUGHES I CITY STATE ZIP CODE ADDRESS 1 347 EVERGREEN WAY 1 1 POINT ROBERTS 1 1 98281 I TITLE(S) NAME I [ J ADDRESS CITY STATE ZIP CODE I [ ] [ J D [ J TITLE(S) NAME I l J ADDRESS CITY STATE ZIP CODE I l J l J D l J NAME TITLE(S) I l J ADDRESS CITY STATE ZIP CODE I l J l J D l J NAME TITLE(S) I [ J ADDRESS CITY STATE ZIP CODE I [ J [ J D [ J TITLE(S) NAME I [ J ADDRESS CITY STATE ZIP CODE I [ J [ J D [ J TITLE(S) NAME I l J ADDRESS CITY STATE ZIP CODE I l J l J D l J NAME TITLE(S) I l J ADDRESS CITY STATE ZIP CODE I l J l J D l J NAME TITLE(S) I [ J ADDRESS CITY STATE ZIP CODE I l J l J D l J TITLE(S) NAME I l J ADDRESS CITY STATE ZIP CODE I [ ] [ J D [

Business Number E0622352006 - 3 Filed in the O f fice of Secretary of State State Of Nevada Filing Number 20170196878 - 09 Filed On 05/02/2017 Number of Pages 1

Business Number E0622352006 - 3 Filed in the O f fice of Secretary of State State Of Nevada Filing Number 20170186005 - 40 Filed On 04/27/2017 Number of Pages 1

Business Number E0622352006 - 3 Filed in the O f fice of Secretary of State State Of Nevada Filing Number 20160383393 - 98 Filed On 08/30/2016 Number of Pages 2

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS AND DIRECTORS OF:

AVATAR VENTURES CORP.

ENTITY NUMBER: E0622352006-3

NAME	TITLE(S)		
MICHAEL MORRISON	DIRECTOR		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
112 NORTH CURRY STREET , USA	CARSON CITY	NV	89703
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**

Nevada Secretary of State List Profit AP
Revised: 3-28-14

Business Number E0622352006 - 3 Filed in the O f fice of Secretary of State State Of Nevada Filing Number 20160072375 - 83 Filed On 02/17/2016 Number of Pages 1

Business Number E0622352006 - 3 Filed in the O f fice of Secretary of State State Of Nevada Filing Number 20150383854 - 59 Filed On 08/27/2015 Number of Pages 1

Business Number E0622352006 - 3 Filed in the O f fice of Secretary of State State Of Nevada Filing Number 20150273503 - 88 Filed On 06/16/2015 Number of Pages 1

Business Number E0622352006 - 3 Filed in the O f fice of Secretary of State State Of Nevada Filing Number 20140618910 - 12 Filed On 08/27/2014 Number of Pages 1

Business Number E0622352006 - 3 Filed in the O f fice of Secretary of State State Of Nevada Filing Number 20130660641 - 29 Filed On 10/08/2013 Number of Pages 1

Business Number E0622352006 - 3 Filed in the O f fice of Secretary of State State Of Nevada Filing Number 20120713688 - 88 Filed On 10/19/2012 Number of Pages 1

Business Number E0622352006 - 3 Filed in the O f fice of Secretary of State State Of Nevada Filing Number 20120185071 - 27 Filed On 03/15/2012 Number of Pages 1

Business Number E0622352006 - 3 Filed in the O f fice of Secretary of State State Of Nevada Filing Number 20120185072 - 38 Filed On 03/15/2012 Number of Pages 1

Business Number E0622352006 - 3 Filed in the O f fice of Secretary of State State Of Nevada Filing Number 20 1 10519149 - 23 Filed On 07/14/20 1 1 Number of Pages 1

Business Number E0622352006 - 3 Filed in the O f fice of Secretary of State State Of Nevada Filing Number 20 1 10278061 - 58 Filed On 04/13/20 1 1 Number of Pages 1

Business Number E0622352006 - 3 Filed in the O f fice of Secretary of State State Of Nevada Filing Number 20 1 10046039 - 66 Filed On 01/20/20 1 1 Number of Pages 1

Business Number E0622352006 - 3 Filed in the O f fice of Secretary of State State Of Nevada Filing Number 20090654093 - 68 Filed On 08/31/2009 Number of Pages 1

Business Number E0622352006 - 3 Filed in the O f fice of Secretary of State State Of Nevada Filing Number 20080552040 - 56 Filed On 08/18/2008 Number of Pages 1

Business Number E0622352006 - 3 Filed in the O f fice of Secretary of State State Of Nevada Filing Number 20070708995 - 87 Filed On 10/17/2007 Number of Pages 1

Business Number E0622352006 - 3 Filed in the O f fice of Secretary of State State Of Nevada Filing Number 20070094595 - 1 1 Filed On 02/07/2007 Number of Pages 1

Business Number E0622352006 - 3 Filed in the O f fice of Secretary of State State Of Nevada Filing Number 20060530013 - 20 Filed On 08/17/2006 Number of Pages 1